 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): December 12, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRSQ	N/A*
* On September 8, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting became effective on September 18, 2023. The deregistration of the shares of common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective 90 days after the filing date of the Form 25, at which point the shares were deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “AMRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported, on August 9, 2023, Amyris, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). The Company Parties continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 1.01	Entry into a Material Definitive Agreement.
Amended Plan Support Agreement

On December 12, 2023, the Debtors entered into an amendment to and restatement of that certain Plan Support Agreement, dated October 12, 2023 (together with all exhibits and schedules thereto, the “PSA” and as amended, restated, supplemented or otherwise modified from time to time, the “Amended PSA”), by and among certain of the Debtors’ secured creditors, including Foris Ventures LLC (“Foris”) and Euagore LLC, Anesma Group, LLC, Anjo Ventures, LLC, Perrara Ventures, LLC and Muirisc, LLC, each affiliates of Foris, as well as certain holders of the Company’s outstanding convertible notes, and the Official Committee of Unsecured Creditors (collectively, the “Consenting Parties”). The Amended PSA, together with the amended plan attached as an exhibit to, and incorporated into, the Amended PSA, provide the framework for a plan of reorganization (the “Amended Plan”). Pursuant to the Amended PSA, the parties agreed, among other matters, including those previously agreed to in the PSA, to (i) extend certain milestones, as described below, (ii) provide for certain covenants applicable to the Consenting Convertible Noteholders and the Creditors’ Committee, (iii) include a covenant that the Debtors will not directly or indirectly seek, solicit, encourage, propose, file, support, consent to, or vote for, or enter into or participate in any discussions, agreements, understandings or other arrangements with any Person regarding, or pursue or consummate, any Alternative Restructuring Proposal (as defined in the PSA) and (iv) remove or revise certain termination events.

The Amended PSA further provides that the Debtors will achieve certain additional milestones and extended certain existing milestones, including:
i.By no later than December 12, 2023, the Debtors and the DIP Secured Parties will agree on an amended Approved Budget and corresponding amendments to the DIP Loan Documents;
ii.by no later than December 8, 2023, the Debtors will have commenced the sale and marketing process for the Other Amyris Assets;
iii.by no later than December 20, 2023, the Bankruptcy Court shall have entered the order approving the Other Assets Bidding Procedures;
iv.in the event of a Sale Option under the Amended Plan, an order approving the sale of the Other Amyris Assets in accordance with Other Amyris Assets Bidding Procedures, will have been entered no later than January 25, 2024;
v.by no later than January 25, 2024, the Bankruptcy Court will have entered an order confirming the Amended Plan; and
vi.by no later than February 15, 2024, the effective date of the Amended Plan will have occurred.

The Amended Plan and the PSA require the Debtors to commence a sale process for the Other Assets. The Debtors intend to promptly file a motion with the Bankruptcy Court to approve bidding procedures to govern the sale of the Other Assets. The Plan and the PSA provide that the DIP Secured Parties and the Foris Prepetition Secured Lenders have sole discretion to determine if the Debtors should close a sale of the Other Assets.

A copy of the Amended PSA is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Amended PSA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amended PSA. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given to them in the Amended PSA.

DIP Credit Agreement Amendment

On December 12, 2023, the Company, Amyris Clean Beauty, Inc., and Aprinnova, LLC (collectively, the “Borrowers”), and certain other subsidiaries of the Company (the “Guarantors”) entered into an amendment (the “Amendment No. 5”) to that certain Senior Secured Super Priority Debtor In Possession Loan Agreement (the “DIP Credit Agreement”), dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Borrowers, Guarantors, each lender from time to time party to the DIP Credit Agreement and Euagore, LLC, an affiliate of Foris, in its capacity as administrative agent (the “Administrative Agent”). Pursuant to the Amendment No. 5, the parties agreed, among other matters, to extend the approved budget for the Debtors through the potential effective date of February 15, 2024, further extend certain other milestones and waive certain defaults. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given to them in the Amendment No. 5.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 5 that is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Consumer Brand Sales

On November 30, 2023 and December 1, 2023, the Company conducted auctions for certain of the Debtors’ assets (the “Brand Assets”). At the conclusion of this auction, the Debtors declared THG Beauty USA LLC, Dr. Reddy’s Laboratories, Inc., and Scent Theory Products, LLC (collectively the “Successful Bidders”) as the successful bidders of the Biossance®, MenoLabsTM, and 4U by TiaTM brands, respectively. The sales of those Brand Assets (the “Brand Sales”) to the Successful Bidders was approved by the Bankruptcy Court on December 12, 2023. The aggregate proceeds from these Brand Sales is expected to be approximately $23.6 million. The Debtors’ other brands, including Pipette®, JVNTM, Rose, Inc.TM, and StripesTM are in process of being sold and any such sales will be submitted to the Bankruptcy Court for approval.

Amended Plan and Disclosure Statement

In connection with the Amended PSA, on December 6, 2023 the Debtors filed the Amended Plan and the Disclosure Statement, whereby the parties agreed, among other matters, to: (i) modify the distributions potentially made available to General Unsecured Creditors and other stakeholders, subject to the terms and conditions of the Amended Plan and (ii) include a potential “sale option” for all assets other than the consumer brands. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given to them in the Amended PSA.

Information contained in the Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Notice of Filing of Successful Bidders and Auction Results and to the Amended Plan and Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, which are available electronically at https://cases.stretto.com/Amyris. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The information contained in this 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s common stock (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; the Company’s ability to sell any of its assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended & Restated Plan Support Agreement, dated as of December 12, 2023, by and among the Debtors and Consenting Parties
10.2	Amendment No. 5 to Senior Secured Super Priority Debtor In Possession Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 13, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer